EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS, Finance Income / (Expenses) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS [Abstract]
Interest on lease liabilities	[1]	$ (2,605)	$ (2,425)	$ (1,217)
Cryptocurrency transaction service fee		(233)	(159)	(109)
Loss on foreign currency transactions		(1,016)	(2,881)	(226)
Interest income		7,953	4,291	2,947
Interest expenses on bank loan		0	0	(3)
Interest expense on convertible debt		(2,476)	(2,778)	(1,223)
Others		(347)	(229)	(110)
Total		$ 1,276	$ (4,181)	$ 59

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2023, 2022 and 2021 of approximately US$0.2 million, US$0.1 million and nil, respectively. See Note 12.